SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2000

Mercury Waste Solutions, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-22533 (Commission File Number)	41-1827776 (IRS Employer Identification No.)

302 North Riverfront Drive, Suite 100A, Mankato, MN (Address of principal executive offices)	56001 (Zip Code)

Registrant’s telephone number, including area code: (507) 345-0522

Not Applicable
(Former name or former address, if changed since last report)

Exhibit Index Appears on Page 4

Item 5. Other Events.

The Registrant's Press Release dated December 14, 2000, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated December 14, 2000.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY WASTE SOLUTIONS, INC. Registrant
Date: December 14, 2000	By /s/ Todd J. Anderson Name: Todd J. Anderson Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release	5